Exhibit 99.1

Cendant Spin-off Companies Begin “When Issued” Trading

Four Separate Securities to Be Traded

Companies Update Forecasts

NEW YORK, July 19, 2006 – Cendant Corporation (NYSE:CD) announced today that “when issued” trading in the common stock of the two companies it is spinning off, Realogy Corporation (NYSE: H) and Wyndham Worldwide Corporation (NYSE:WYN), is expected to begin on the New York Stock Exchange today. In addition, shares of Cendant Corporation will begin trading two ways – either with or without the dividend of the shares of Realogy and Wyndham Worldwide.

Because Cendant common stock will continue to trade “regular-way” (inclusive of the Realogy and Wyndham Worldwide distributions) on the New York Stock Exchange through the distribution date, any holder of Cendant common stock who sells Cendant shares in the “regular way” market prior to the close of business on July 31, 2006 will also be selling the related entitlement to receive shares of Realogy or Wyndham Worldwide common stock in respect of such shares. Investors are encouraged to consult with their financial advisors regarding the specific implications of selling Cendant common stock before the distribution date.

As previously announced, shares of Realogy and Wyndham Worldwide will be issued at the close of business on July 31 to shareholders of record of Cendant on July 21. “Regular way” trading in the common stock of Realogy, Wyndham Worldwide and Cendant is expected to commence on August 1st.

In connection with the commencement of “when issued” trading, Realogy Corporation and Wyndham Worldwide Corporation each stated that their forecasts remain within the range of the most recently announced 2006 full year revenue and EBITDA outlook (before restructuring and separation-related expenses). Avis Budget Group reiterated its previously announced expectation that, due to replacing secured debt with newly issued non-vehicle related debt, results subsequent to that transaction will reflect lower vehicle-related interest expense above the EBITDA line and higher non-vehicle related interest expense below the EBITDA line, which will positively impact year-over-year EBITDA comparisons. However, the benefit of reduced vehicle-related interest expense on Avis Budget’s EBITDA may be offset by anticipated fleet cost increases and lower growth of domestic enplanements and pricing.

Cendant expects to report the financial results of its operations for the second quarter, including the operations of Realogy and Wyndham Worldwide, on August 9. The Company presently expects that revenue and EBITDA from core operations (before restructuring and separation-related expenses) for Realogy, Hospitality Services (including Timeshare Resorts), Travel Distribution Services and Avis Budget Group will be consistent with the forecasts previously issued on May 30 (excluding the one-time item noted below). As a result of the recently announced agreement to sell Travelport, Cendant’s Travel Distribution Services segment will be categorized as a discontinued operation for the second quarter.

The Company also noted that, as a result of additional clarification related to potential local tax liabilities for Wyndham Worldwide’s European vacation rental operations in certain foreign jurisdictions and in consultation with its advisors, the Company expects to record an accrual of up to approximately $30 million pre-tax for estimated back taxes and interest in its second quarter results. The Company believes that this accrual is the best estimate of the potential liability and that there should be no material impact on any periods following the second quarter.

The Company has not forecast earnings per share for the second quarter or the full year due to the substantial transformation of the Company resulting from the expected separation of Realogy and Wyndham from the Company as of July 31, 2006 and the expected closing of the sale of Travelport in late August.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. The Company cannot provide any assurances that the spin-offs of Realogy Corporation or Wyndham Worldwide Corporation or any of the proposed transactions related thereto (including the proposed sale of the travel distribution services division, Travelport) will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The sale of Travelport is subject to certain conditions precedent as described in the Purchase Agreement relating to the sale. In addition, the other separation transactions, including the spin-off distributions, are subject to the satisfaction or waiver of certain other conditions described in the information statements included in the Form 10s, as amended.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: risks inherent in the spin-offs of Realogy Corporation and Wyndham Worldwide Corporation or the contemplated separation and related transactions (including the agreement to sell Travelport), including risks related to borrowings and costs related to the proposed transactions; increased demands on Cendant’s management teams as a result of the proposed transactions; changes in business, political and economic conditions in the U.S. and in other countries in which Cendant and its companies currently do business; changes in governmental regulations and policies and actions of regulatory bodies; changes in operating performance; and access to capital markets and changes in credit ratings, including those that may result from the proposed transactions. Other unknown or unpredictable factors also could have material adverse effects on Cendant’s and its companies’ performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Cendant’s Form 10-K for the year ended December 31, 2005, Cendant’s Form 10-Q for the three months ended March 31, 2006, Realogy Corporation’s Registration Statement on Form 10 and Wyndham Worldwide Corporation’s Registration Statement on Form 10, including under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

About Cendant Corporation

Cendant is primarily a provider of travel and residential real estate services. With approximately 85,000 employees, New York City-based Cendant provides these services to businesses and consumers in over 100 countries. More information about Cendant, its companies, brands and current SEC filings may be obtained by visiting Cendant’s Web site at www.cendant.com. Following the completion of the spin-offs of Realogy Corporation and Wyndham Worldwide Corporation, Cendant will be comprised of its Travelport and Avis Budget Group businesses. As previously stated, Cendant will use the net proceeds from the sale of Travelport (after taxes, fees and expenses and retirement of Travelport’s borrowings) to reduce the indebtedness allocated to Realogy and Wyndham Worldwide.

About Realogy Corporation

Realogy Corporation is the world’s largest residential real estate brokerage franchisor, the largest U.S. residential real estate brokerage firm, a leading global provider of outsourced employee relocation services, and a provider of title and settlement services. Realogy’s brands include Century 21, Coldwell Banker, Coldwell Banker Commercial, ERA, Sotheby’s International Realty, NRT Incorporated, Cartus and Title Resource Group. Realogy is headquartered in Parsippany, NJ and has more than 15,000 employees.

About Wyndham Worldwide Corporation

Wyndham Worldwide is one of the world’s largest hospitality companies offering individual consumers and business-to-business customers a broad suite of hospitality products and services including lodging; vacation exchange and rental services; and vacation ownership interests in resorts. Wyndham Worldwide is headquartered in Parsippany, NJ, and is supported by approximately 28,800 employees around the world.

Media Contacts:

Elliot Bloom, Cendant Corporation

(212) 413-1832

Mark Panus, Realogy Corporation

(973) 407-7215

Investor Contacts:

Sam Levenson, Cendant Corporation

(212) 413-1834

Henry A. Diamond, Realogy Corporation

(212) 413-1920

Margo C. Happer, Wyndham Worldwide Corporation

(973) 496-2705